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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                TELEDYNE, INC.
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               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:




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                                                     [TELEDYNE, INC. LETTERHEAD]

BECAUSE OF THE POSSIBILITY
OF DELAYS IN MAIL, PLEASE
SIGN AND RETURN THE
ENCLOSED PROXY EVEN IF
YOU RETURNED THE ORIGINAL.

Dear Shareholder:

                               IMPORTANT REMINDER

Previously you were sent proxy materials relating to the matters to be considered at the 1996 Special Meeting of Shareholders of Teledyne, Inc. to be held on Thursday, August 15, 1996.

Your vote is important and we urge you to give the proxy materials your immediate attention. THE TELEDYNE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS TO BE ACTED ON AT THE SPECIAL MEETING. The Board's reasons for this recommendation and other relevant information are set forth in detail in the proxy materials previously sent to you.

If you own shares in the name of a brokerage firm, your broker cannot vote your shares unless he receives your specific instructions. Please sign, date and return the enclosed proxy card in the envelope provided.

Thank you for your cooperation.


                                        Sincerely,


                                        /s/ William P. Rutledge

                                        William P. Rutledge
                                        Chairman of the Board and
                                        Chief Executive Officer